EXHIBIT 99.1

December 31, 2002 Selected Financial Information

Information for the three and twelve months ended December 31, 2002 and 2001 are unaudited and may not be indicative of results that may be expected for future interim periods or for the full year.

Cautionary Disclosure Relating to Forward Looking Statements

Statements made in this document include forward looking statements under the federal securities laws.  Statements that are not historical in nature, including the words “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions are intended to identify forward looking statements.  While these statements reflect the Company’s good faith beliefs based on current expectations, estimates and projections about (among other things) the industry and the markets in which the Company operates, they are not guarantees of future performance, involve known and unknown risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements, and should not be relied upon as predictions of future events.  Factors which could impact future results include (among other things) general economic conditions, local real estate conditions, oversupply of available space, financial condition of tenants, timely ability to lease or re-lease space upon favorable economic terms, agreements with anchor tenants, interest rates, availability of financing, competitive factors, and similar considerations.  The Company disclaims any obligation to publicly update or revise any forward looking statement, whether as a result of new information, future events or otherwise.  For a discussion of risks and uncertainties that could cause actual results to differ materially from those contained in the forward looking statements, see “Risk Factors” filed as Exhibit 99.1 to the Company’s Form 10-K for the year ended December 31, 2002.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES SUMMARY OF CONSOLIDATED FINANCIAL DATA
	As of
	December 31, 2002	December 31, 2001

Diluted EPS:
Common shares outstanding	17,971,818	15,103,221
Operating partnership units	3,020,776	3,036,327
Convertible debentures	91,333	455,619
Diluted EPS	21,083,927	18,595,167

Indebtedness:
Fixed rate debt	$190,683,159	183,942,998
Variable rate debt	49,347,459	57,998,368
Total indebtedness	$240,030,618	241,941,366

Total Indebtedness %:
% Fixed rate debt	79.4%	76.0%
% Variable rate debt	20.6%	24.0%

Portfolio Weighted Average Interest Rates:
Fixed rate debt	8.0%	8.1%
Variable rate debt	3.0%	3.8%

Current Annual Dividend Yield (based on current annualized dividend):
Closing market price	$17.40	15.55
Current annual dividend	1.24	1.18
Dividend yield	7.1%	7.6%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES INDEBTEDNESS MATURITY AS OF DECEMBER 31, 2002

MORTGAGES:

Maturity Year	Weighted Avg. Int. Rate	Balance @ 12/31/02
2003	9.79%	$18,739,660

2006	7.98%	20,131,338

2007	8.61%	5,403,726

2008	6.84%	5,591,902

2009	7.49%	19,225,157

2010	7.97%	37,251,197	(1)

2011	7.05%	14,473,582

2012	7.54%	34,870,364

2014	6.10%	7,560,000

2020	9.75%	17,910,363	(1)
Total mortgages		$181,157,288

OTHER FIXED RATE DEBT:

2003	7.63%	$959,000
2004	7.00%	8,566,871
Total other fixed rate debt		$9,525,871

VARIABLE RATE DEBT:

2003	Variable	$37,500,000
2004	Variable	11,847,459
Total variable rate debt		$49,347,459

Total Indebtedness		$240,030,618

(1) Includes FMV adjustment aggregating $3,016,670.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES SUMMARY OF CONSOLIDATED OPERATING INFORMATION

	Three months ended December 31,		Twelve months ended December 31,
	2002	2001	2002	2001

Diluted funds from operations	$9,849,968	7,730,371	35,050,957	29,351,776
FFO per share (1)	0.47	0.42	1.71	1.61

Diluted adjusted funds from operations	$9,462,907	7,730,371	34,293,618	29,351,776
AFFO per share (1)	0.45	0.42	1.68	1.61

Dividends paid per share	$0.310	0.295	1.195	1.1425
Dividend/FFO payout ratio	65.9%	70.0%	69.7%	71.2%
Dividend/AFFO payout ratio	68.6%	70.0%	71.2%	71.2%

Weighted average number of shares outstanding - EPS:
Basic	17,597,120	14,726,549	17,050,883	14,268,487
Diluted	20,951,947	18,338,803	20,444,372	18,285,411

Unvested restricted shares	207,709	252,596	207,709	252,596

Leverage Ratio:
EBITDA	$12,917,417	11,067,653	47,617,175	42,810,393
Interest expense	4,142,210	4,310,888	16,462,531	17,332,440
Interest coverage ratio	3.12	2.57	2.89	2.47

Reconciliation of FFO Diluted:
Earnings from operations	$5,958,263	4,041,117	19,802,271	14,338,817
Depreciation and amortization of property and improvements	2,816,944	2,695,436	11,461,326	11,118,924
FFO basic	$8,775,207	6,736,553	31,263,597	25,457,741
Debenture interest and amortization	14,878	97,097	210,614	538,283
OP unit minority interest	1,059,883	896,721	3,576,746	3,355,752
FFO diluted	$9,849,968	7,730,371	35,050,957	29,351,776

Reconciliation of FFO Diluted to AFFO Diluted:
FFO basic	$8,775,207	6,736,553	31,263,597	25,457,741
Less straight-line rents	(387,061)	—	(757,339)	—
AFFO basic	$8,388,146	6,736,553	30,506,258	25,457,741

FFO diluted	$9,849,968	7,730,371	35,050,957	29,351,776
Less straight-line rents	(387,061)	—	(757,339)	—
AFFO diluted	$9,462,907	7,730,371	34,293,618	29,351,776

(1) The Company believes that Funds from Operations ("FFO") provides relevant and meaningful information about its operating performance that is necessary, along with net earnings, for an understanding of its operating results.  Funds from operations is defined by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as net earnings (computed in accordance with accounting principles generally accepted in the United States of America), excluding cumulative effects of changes in accounting principles, extraordinary items and gains or losses on sales of properties, plus depreciation and amortization and after adjustments to record unconsolidated partnerships and joint ventures on the same basis. In addition, the Company reports Adjusted Funds from Operations (“AFFO”) wherein the Company deducts the positive non-cash impact of recognizing rents due from tenants under leases on a straight-line basis from reported FFO.  FFO and AFFO do not represent cash flows from operations as defined by accounting principles generally accepted in the United States of America. FFO and AFFO are not indicative that cash flows are adequate to fund all cash needs and should not be considered as alternatives to cash flows as a measure of liquidity. The Company’s FFO may not be comparable to the FFO of other REIT’s because they may not use the current NAREIT definition or they may interpret the definition differently.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES SUPPLEMENTAL INFORMATION RELATED TO ACQUISITIONS and DEVELOPMENT/REDEVELOPMENT PROJECTS AS OF DECEMBER 31, 2002 (UNAUDITED)

Acquisitions Since October 1, 2001:
		Acquisition		Date	Total Square
Property	Location	Cost		Acquired	Footage
Pottstown Plaza Shopping Center	Pottstown, PA	$10,700,000		10/03/01	161,727
Greenbrier Shopping Center	Harford County, MD	21,900,000	(1)	08/13/02	115,398	(1)
		$32,600,000			277,125

(1)                 Excludes additional $3.6 million for land, on and offsite improvements which are allocated to an approximate 50,000 square foot expansion scheduled for a 2003 construction start.

Development Projects Completed Since February 2001:

		Total	Date	Total Square
Property	Location	Costs	Opened	Footage
Perry Hall Super Fresh Shopping Center	Baltimore County, MD	$9,534,943	April 2002	65,059
Waverly Woods Shopping Center	Baltimore County, MD	11,103,624	March 2001	103,547
Security Square Shopping Center	Baltimore County, MD	11,722,380	February 2001	77,287
		$32,360,947		245,893

Expansion/Redevelopment Projects In Progress

Property	Location	Total Costs as of 12/31/02	Estimated Costs to Complete	Projected Opening Date	Completion %

Lutherville Station Shopping Center	Baltimore County, MD	$181,413	$1,376,334	2003	75%
Shrewsbury Shopping Center	Shrewsbury, PA	4,789,003	3,981,754	Summer 2003	50%
Smoketown Plaza Shopping Center	Dale City, VA	8,155,228	811,304	Spring 2003	75%
Miscellaneous Projects		1,849,856	—
		$14,975,500	$6,169,392

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES LEASE EXPIRATIONS AS OF DECEMBER 31, 2002 (UNAUDITED)

Lease	Number of	Approximate	Expiring Leases	Average
Year	Expiring	Expiring	Annualized	Minimum Rent
Expiration	Leases	GLA	Minimum Rent	Per Square Foot
2003	108	283,818	$3,726,720	$13.13
2004	124	345,659	5,612,529	16.24
2005	113	525,323	5,211,072	9.92
2006	121	387,467	6,022,583	15.54
2007	84	402,888	4,803,779	11.92
2008	46	436,573	3,928,524	9.00
2009	18	186,420	2,127,063	11.41
2010	40	340,522	4,409,700	12.95
2011	27	280,177	2,377,781	8.49
2012	37	250,869	4,033,700	16.08
2013	12	97,151	1,502,817	15.47
Thereafter	67	1,568,178	19,800,786	12.63
	797	5,105,045	$63,557,054	$12.45

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES LEASED RATES AS OF DECEMBER 31, 2002 (UNAUDITED)

MARYLAND	Total SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Arundel Plaza Shopping Center	249,746	249,746	100%
Clinton Property	28,956	28,956	100%
Club Centre Shopping Center	44,253	34,194	77%
Enchanted Forest Shopping Center	139,898	135,053	97%
Fullerton Plaza Shopping Center	152,834	152,834	100%
Glen Burnie Village Shopping Center	75,185	63,050	84%
Greenbrier Shopping Center	115,398	112,403	97%
Harford Mall and Business Center	625,387	604,251	97%
Ingleside Shopping Center	115,410	115,410	100%
Little Glen Shopping Center	18,823	14,709	78%
Lutherville Station - Office	90,611	82,611	91%
Lutherville Station - Retail	183,829	123,229	67%
New Town Village Shopping Center	117,593	115,447	98%
North East Station Shopping Center	80,190	80,190	100%
Orchard Square Office	28,005	22,965	82%
Patriots Office	28,289	23,270	82%
Patriots Plaza Shopping Center	38,727	38,727	100%
Perry Hall Square Shopping Center	183,055	175,190	96%
Perry Hall Super Fresh Shopping Center	65,059	65,059	100%
Radcliffe Shopping Center	82,280	82,280	100%
Rolling Road Plaza Shopping Center	63,047	63,047	100%
Rosedale Plaza Shopping Center	90,622	89,482	99%
Security Square Shopping Center	77,287	77,287	100%
Shawan Plaza Shopping Center	94,653	92,653	98%
Shoppes at Easton Shopping Center	113,330	113,330	100%
Southwest Property	24,743	24,743	100%
Timonium Crossing Shopping Center	59,829	53,121	89%
Timonium Shopping Center	207,135	182,885	88%
Waldorf Bowl	26,128	26,128	100%
Waldorf Retail	4,500	4,500	100%
Waverly Woods Shopping Center	103,547	103,547	100%
Wilkens Beltway Plaza Shopping Center	79,740	79,740	100%
Wilkens Office I,II,III	52,770	52,027	99%
York Road Plaza Shopping Center	90,903	88,944	98%
MARYLAND TOTALS	3,551,762	3,371,008	95%

DELAWARE
Brandywine Commons Shopping Center	165,805	165,805	100%
Milford Commons Shopping Center	61,100	48,400	79%
DELAWARE TOTALS	226,905	214,205	94%

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES LEASED RATES (Continued) AS OF DECEMBER 31, 2002 (UNAUDITED)

VIRGINIA	Total SQ. FT.	LEASED SQ. FT.	PERCENT LEASED
Burke Town Plaza Shopping Center	132,778	132,778	100%
Skyline Village Shopping Center	126,641	125,941	99%
Smoketown Plaza Shopping Center	84,428	34,470	41%*
Spotsylvania Crossing Shopping Center	141,857	139,832	99%
Sudley Towne Plaza Shopping Center	107,761	107,761	100%
VIRGINIA TOTALS	593,465	540,782	91%

NEW YORK
Colonie Plaza Shopping Center	140,406	128,239	91%
Columbia Plaza Shopping Center	132,523	113,430	86%
NEW YORK TOTALS	272,929	241,669	89%

PENNSYLVANIA
Pottstown Plaza Shopping Center	161,727	155,988	96%
Saucon Valley Square Shopping Center	80,695	80,695	100%
Stonehedge Square Shopping Center	88,010	86,010	98%
Wayne Heights Shopping Center	107,549	53,300	50%
Wayne Avenue Plaza Shopping Center	121,593	120,358	99%
PENNSYLVANIA TOTALS	559,574	496,351	89%

MASSACHUSETTS
Del Alba Shopping Center	71,985	66,485	92%
MASSACHUSETTS TOTALS	71,985	66,485	92%

MID-ATLANTIC TOTALS	5,276,620	4,930,500	93%

ILLINOIS
Rolling Meadows	37,225	37,225	100%
ILLINOIS TOTALS	37,225	37,225	100%

SUBTOTAL OPERATING PROPERTIES	5,313,845	4,967,725	93%

DEVELOPMENT OPERATIONS - VIRGINIA
Smoketown Plaza Shopping Center	160,000	160,000	100%
DEVELOPMENT OPERATIONS - VIRGINIA	160,000	160,000	100%

TOTAL OPERATING & DEVELOPMENT	5,473,845	5,127,725	94%

*Under development

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES TOP 10 CENTERS BY SIZE
CENTER NAME	GLA	% OF TOTAL PORTFOLIO
Harford Mall	598,487	10.9%
Lutherville Station Shopping Center	274,440	5.0%
Arundel Plaza Shopping Center	249,746	4.6%
Smoketown Plaza Shopping Center	244,428	4.5%*
Timonium Shopping Center	207,135	3.8%
Perry Hall Square Shopping Center	183,055	3.3%
Brandywine Commons Shopping Center	165,805	3.0%
Pottstown Plaza Shopping Center	161,727	3.0%
Fullerton Plaza Shopping Center	152,834	2.8%
Spotsylvania Crossing Shopping Center	141,857	2.6%

*Includes 160,000 GLA currently under redevelopment.

MID-ATLANTIC REALTY TRUST AND SUBSIDIARIES TOP 10 ASSETS BY ANNUALIZED MINIMUM RENT

		% OF TOTAL
CENTER NAME	MINIMUM RENT	PORTFOLIO
Harford Mall	$5,465,000	9.6%
Enchanted Forest Shopping Center	2,394,000	4.2%
Lutherville Station Shopping Center	2,250,000	3.9%
Brandywine Commons Shopping Center	2,195,000	3.9%
New Town Village Shopping Center	2,146,000	3.8%
Greenbrier Shopping Center	2,127,000	3.7%
Timonium Shopping Center	1,867,000	3.3%
Radcliffe Shopping Center	1,806,000	3.2%
Shawan Plaza Shopping Center	1,776,000	3.1%
Ingleside Shopping Center	1,719,000	3.0%

APPROXIMATE ANNUALIZED MINIMUM RENT TOTAL PORTFOLIO	$57,000,000

GROCERS BY OWNERSHIP
DECEMBER 31, 2002

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

ROYAL AHOLD UNITS:
Giant of Maryland
Arundel Plaza Shopping Center	Giant Food	51,976	$74,196
New Town Village Shopping Center	Giant Food	60,985	946,680
Shawan Plaza Shopping Center	Giant Food	55,330	597,492
Shoppes at Easton Shopping Center	Giant Food	64,885	772,128
Wilkens Beltway Plaza Shopping Center	Giant Food	55,108	452,892
York Road Plaza Shopping Center	Giant Food	56,892	654,996
Giant of Carlisle
Pottstown Plaza Shopping Center	Giant Food	57,200	521,592
Wayne Heights Shopping Center	Martin’s	31,409	122,004
Wayne Avenue Plaza Shopping Center	Giant Food	53,760	537,600
Stop & Shop
Del Alba Shopping Center	Stop & Shop	63,935	959,796
ROYAL AHOLD UNIT TOTALS		551,480	$5,639,376

DELHAIZE AMERICA, INC.:
Milford Commons Shopping Center	Food Lion	33,000	$264,000
North East Station Shopping Center	Food Lion	38,372	285,000
DELHAIZE AMERICA, INC. TOTALS		71,372	$549,000

ASSOCIATED WHOLESALERS, INC.
Stonehedge Square Shopping Center	Nells Market	42,552	$321,228
ASSOCIATED WHOLESALERS, INC. TOTALS		42,552	$321,228

GOLUB CORPORATION:
Colonie Plaza Shopping Center	Price Chopper	60,000	$345,000
Columbia Plaza Shopping Center	Price Chopper	65,895	629,292

GOLUB CORPORATION TOTALS		125,895	$974,292

SUPERVALU, INC.:

Lutherville Station Shopping Center	Vacant-paying rent	60,275	$723,300
Skyline Village Shopping Center	Vacant-paying rent	64,485	509,436
SUPERVALU, INC. TOTALS		124,760	$1,232,736

SAFEWAY STORES:
Burke Town Plaza Shopping Center	Safeway	53,495	$202,212
Enchanted Forest Shopping Center	Safeway	50,093	500,928
Greenbrier Shopping Center	Safeway	55,032	915,480
Ingleside Shopping Center	Safeway	54,200	685,632
SAFEWAY STORES TOTALS		212,820	$2,304,252

WAKEFERN FOOD CORPORATION:
Brandywine Commons Shopping Center	Shoprite	58,236	$789,840
WAKEFERN FOOD CORPORATION TOTALS		58,236	$789,840

CENTER	TENANT NAME	GLA	ANNUAL MINIMUM RENT

GREAT ATLANTIC & PACIFIC TEA COMPANY:
Perry Hall Super Fresh Shopping Center	Super Fresh	56,848	$1,023,264
Rosedale Plaza Shopping Center	Super Fresh	50,510	631,380
Saucon Valley Square Shopping Center	Super Fresh	47,827	621,756
Security Square Shopping Center	Super Fresh	58,187	989,184
GREAT ATLANTIC & PACIFIC TEA COMPANY TOTALS		213,372	$3,265,584

WEIS MARKETS:
Waverly Woods Shopping Center	Weis Market	53,500	$588,504
WEIS MARKETS TOTALS		53,500	$588,504

GROCER TOTALS		1,453,987	$15,664,812

Based on 5.5 million square feet of space at December 31, 2002, grocery leased space represents approximately 25.4% of leasable square footage and based on minimum rentals of $57 million for that same period, grocery leased space represents approximately 27.5% of such rental.